SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2004

MEADOW VALLEY CORPORATION

(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

0-25428 (Commission File Number)	88-0328443 (IRS Employer Identification Number)

4411 South 40th Street D-11, Phoenix, AZ (Address of principal executive offices)	85040 (Zip Code)

Registrant’s telephone number, including area code: (602) 437-5400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     At a meeting of the Board of Directors (the “Board”) of Meadow Valley Corporation (the “Company”) on September 13, 2004, the Board approved an amend to Article III, section 2 of the Company’s Bylaws by adding language that establishes ministerial procedures for the nomination of candidates for Board.

     The Bylaw provides that the nominations of persons for election to the board of directors shall be made by the Nominating and Governance Committee (the “NGC”) in accordance with the NGC’s charter. The NGC shall consider any director nominee made by a shareholder. For a shareholder nominee to be properly brought before the NGC, the shareholder shall provide timely notice to the Secretary of the Corporation and deliver such notice to the Secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting. Such shareholder notice shall set forth: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s notarized written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, (1) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner and (2) the class and number of shares of the Corporation that are owned beneficially and held of record by such shareholder and such beneficial owner.

     A copy of the Amended and Restated Bylaws of the Company is included as Exhibit 3.05 to this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description
3.05	Bylaws of the Registrant Effective September 13, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADOW VALLEY CORPORATION

By	/s/	Clint Tryon

	Name:	Clint Tryon
	Title:	Principal Accounting Officer, Secretary and Treasurer

Dated: September 13, 2004